UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2022

KBR, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33146			20-4536774
(State or other jurisdiction of incorporation)	(Commission File Number)			(I.R.S. Employer Identification No.)

	601 Jefferson Street
	Suite 3400
	Houston,	Texas	77002
	(Address of principal executive offices)
Registrant’s telephone number including area code: (713) 753-2000

Title of each class	Trading symbol	Name of each exchange on which listed
Common Stock, $0.001 par value	KBR	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 13, 2022, KBR, Inc. (the “Company”) approved a change in the fiscal year end from a calendar year ending on December 31 to a 52 – 53 week year ending on the Friday closest to December 31, effective beginning with fiscal year 2023. In a 52 week fiscal year, each of the Company’s quarterly periods will comprise 13 weeks. The additional week in a 53 week fiscal year is added to the fourth quarter, making such quarter consist of 14 weeks. The Company’s first 53 week fiscal year will occur in fiscal year 2024. The Company is making the fiscal year change on a prospective basis and will not adjust operating results for prior periods. The Company believes this change will improve comparability between periods by eliminating the year-over-year variability in calendar month productive days and provide a more consistent reporting cadence for operational leaders to aid in strategic decision making.

Since the Company’s fiscal year end is changing from the last day of the month to a 52 – 53 week fiscal year commencing within seven days of the prior fiscal year end, and the new fiscal year will commence with the end of the prior fiscal year, the change is not deemed a change in fiscal year for purposes of reporting subject to Rule 13a-10 or 15d-10. Accordingly, a transition report is not required to be filed.

The reporting period and applicable report for the remainder of fiscal year 2022 are not changing and are presented in the table below for confirmation purposes. The reporting periods and applicable reports for fiscal year 2023 are expected to be as follows:

FISCAL PERIOD	REPORTING PERIOD	REPORT TO BE FILED
Fiscal year 2022	January 1, 2022, to December 31, 2022	Annual Report on Form 10-K
First quarter of fiscal 2023	January 1, 2023, to March 31, 2023	Quarterly Report on Form 10-Q
Second quarter of fiscal 2023	April 1, 2023, to June 30, 2023	Quarterly Report on Form 10-Q
Third quarter of fiscal 2023	July 1, 2023, to September 29, 2023	Quarterly Report on Form 10-Q
Fiscal year 2023	January 1, 2023, to December 29, 2023	Annual Report on Form 10-K

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

December 19, 2022	/s/ Adam M. Kramer
Adam M. Kramer
Vice President, Corporate Secretary & Sustainability